                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

           [ ] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
           [X] Definitive Proxy Statement
           [ ] Definitive Additional Materials
           [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                  [Insert Name]
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided  by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 18, 2000

To the Stockholders:

  The tenth Annual Meeting of Stockholders (the "Meeting") of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106 on May 18, 2000 at 9:00 A.M., for the following purposes:

    (1) To elect four Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche llp as auditors of the Corporation for 2000; and
    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The minute book of the Corporation will be available at the Meeting for in-spection by Stockholders.

  The close of business on March 16, 2000 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                                /s/ Frank J. Nasta

                                                  Secretary

Dated: New York, New York, April 19, 2000

                                 ------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 19, 2000

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 18, 2000

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the tenth Annual Meeting of Stockholders (the "Meeting") to be held in Pasadena, California on May 18, 2000.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no in-structions and return your signed Proxy, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of au-ditors and, (iii) at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on March 16, 2000 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had out-standing 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,295,250 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

  In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 18, 2000, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjourn-ment is respect of that proposal.

  The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Man-ager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual re-port and most recent semi-annual report, if any, to any Stockholder upon re-quest to Seligman Data Corp. at 1-800-221-2450.

  It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 19, 2000.

                           A. Election of Directors
                                 (Proposal 1)

  The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class ex-pires in each year.

  At the Meeting this year, four directors are to be elected. General John R. Galvin and Messrs. William C. Morris, James Q. Riordan and Robert L. Shafer, each of whose term will expire at the 2000 Annual Meeting, have been recom-mended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2003.

  It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of General Galvin and Messrs. Morris, Riordan and Shafer. General Galvin has been a Director of the Corporation since 1995, Mr. Morris has been a Director and Chairman of the Corporation since 1989, Mr. Riordan has been a Director of the Corporation since 1990 and Mr. Shafer has been a Director of the Corporation since 1991.

  Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information regarding General Galvin and Messrs. Morris, Riordan and Shafer, as well as the other Directors of the Corporation, follows.

                  INFORMATION REGARDING NOMINEES FOR ELECTION
             BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES


                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as        Term if                                            Indirectly, as
   a Director and    Elected as      Principal Occupation and Other            of
       (Age)         a Director               Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

 John R. Galvin      2003      Dean, Fletcher School of Law and     100 Common
  1995 to Date                 Diplomacy at Tufts University,         Shares
      (70)                     Medford, MA. General Galvin is a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He is also Chairman
                               Emeritus of the American Council
                               on Germany; a Governor of the
                               Center for Creative Leadership;
                               and a Director of Raytheon Co.,
                               the National Defense University,
                               and the Institute for Defense
                               Analyses. He was formerly a Di-
                               rector of USLIFE Corporation;
                               Ambassador, U.S. State Depart-
                               ment for negotiations in Bosnia;
                               Distinguished Policy Analyst at
                               Ohio State University; and Olin
                               Distinguished Professor of Na-
                               tional Security Studies at the
                               United States Military Academy.
                               From June 1987 to June 1992,
                               General Galvin was the Supreme
                               Allied Commander, Europe and the
                               Commander-in-Chief, United
                               States European Command.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as        Term if                                            Indirectly, as
   a Director and    Elected as      Principal Occupation and Other            of
       (Age)         a Director               Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

   William C.        2003      Chairman, J. & W. Seligman & Co.  11,270 Common
 Morris* 1989 to               Incorporated, New York, NY. Mr.       Shares
    Date (62)                  Morris is Chairman and Chief
                               Executive Officer of each of the
                               Seligman Group of investment
                               companies;+ Chairman of Seligman
                               Advisors, Inc. and Seligman
                               Services, Inc.; and a Director
                               of Seligman Data Corp. He is
                               also Chairman of Carbo Ceramics
                               Inc.; and a Director of Kerr-
                               McGee Corporation.


James Q. Riordan     2003      Director, various organizations,    734 Common
  1990 to Date                 Stuart, FL. Mr. Riordan is a Di-      Shares
      (72)                     rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor or Trustee of The Houston
                               Exploration Company, The Brook-
                               lyn Museum, KeySpan Energy Cor-
                               poration, and The Committee for
                               Economic Development. He was
                               formerly Vice Chairman of Mobil
                               Corporation; Co-Chairman of the
                               Policy Council of the Tax Foun-
                               dation; a Director and President
                               of Bekaert Corporation; and a
                               Director of Tesoro Petroleum
                               Companies, Inc. and Dow Jones &
                               Company, Inc. and Public Broad-
                               casting Service (PBS).

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as        Term if                                            Indirectly, as
   a Director and    Elected as      Principal Occupation and Other            of
       (Age)         a Director               Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

Robert L. Shafer     2003      Retired Vice President of Pfizer     201 Common
  1991 to Date                 Inc., New York, NY. Mr. Shafer         Shares
      (67)                     is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He was formerly
                               a Director of USLIFE Corpora-
                               tion.

Other Directors

  The other Directors of the Corporation whose terms will not expire in 2000 are:

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

                               Retired President, Sarah Law-
Alice S. Ilchman     2001      rence College, Bronxville, NY.       196 Common
  1990 to Date                 Dr. Ilchman is a Director or           Shares
      (65)                     Trustee of each of the Seligman
                               Group of investment companies.+
                               She is also Chairman of The
                               Rockefeller Foundation and a
                               Trustee of The Committee for
                               Economic Development. She was
                               formerly a Trustee of The Markle
                               Foundation; and a Director of
                               the International Research & Ex-
                               change Board and New York Tele-
                               phone Company.

    Frank A.         2001      Retired Chairman of the Board        183 Common
 McPherson 1995                and Chief Executive Officer of         Shares
  to Date (66)                 Kerr-McGee Corporation, Oklahoma
                               City, OK. Mr. McPherson is a Di-
                               rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor of Kimberly-Clark Corpora-
                               tion, Conoco Inc., Bank of Okla-
                               homa Holding Company, Baptist
                               Medical Center, Oklahoma Chapter
                               of the Nature Conservancy, Okla-
                               homa Medical Research Founda-
                               tion, National Boys and Girls
                               Clubs of America, and the Okla-
                               homa Foundation for Excellence
                               in Education. He was formerly
                               Chairman of the Oklahoma City
                               Chamber of Commerce and the
                               Oklahoma City Public Schools
                               Foundation; a Director of the
                               Federal Reserve System's Kansas
                               City Reserve Bank; and a Member
                               of The Business Roundtable.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
                         of                                               Directly or
    Name, Period    Present Term                                         Indirectly, as
    Served as a         as a         Principal Occupation and Other            of
 Director and (Age)   Director                Information                March 16, 2000
 ------------------ ------------ -------------------------------------   --------------

  John E. Merow      2002      Retired Chairman and Senior         1,000 Common
  1991 to Date                 Partner, Sullivan & Cromwell,          Shares
      (70)                     law firm, New York, NY. Mr.
                               Merow is a Director or Trustee
                               of each of the Seligman Group of
                               investment companies.+ He is
                               also a Director of Commonwealth
                               Industries, Inc., the Foreign
                               Policy Association, the Munici-
                               pal Art Society of New York, and
                               the United States Council for
                               International Business; Chairman
                               of New York-Presbyterian
                               Healthcare Network, Inc. and a
                               Trustee of New York-Presbyterian
                               Hospital; Vice Chairman of the
                               United States-New Zealand Coun-
                               cil; and a Member of the Ameri-
                               can Law Institute and the Coun-
                               cil on Foreign Relations.




 Betsy S. Michel     2002      Attorney, Gladstone, NJ. Ms.         520 Common
  1990 to Date                 Michel is a Director or Trustee        Shares
      (57)                     of each of the Seligman Group of
                               investment companies.+ She is
                               also a Trustee of The Geraldine
                               R. Dodge Foundation. She was
                               formerly a Director of The Na-
                               tional Association of Indepen-
                               dent Schools (Washington, DC)
                               and Chairman of the Board of
                               Trustees of St. Georges School
                               (Newport, R.I.).

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

 James C. Pitney     2002      Retired Partner, Pitney, Hardin,    4,252 Common
  1990 to Date                 Kipp & Szuch, law firm,                Shares
      (73)                     Morristown, NJ. Mr. Pitney is a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He was formerly a
                               Director of Public Service En-
                               terprise Group.



    Richard R.       2001      Director and Managing Director,        1,574
 Schmaltz* 1997 to             Director of Investments, J. & W.       Common
     Date (59)                 Seligman & Co. Incorporated, New       Shares
                               York, NY. Mr. Schmaltz is a Di-
                               rector or Trustee of each of the
                               Seligman Group of investment
                               companies,+ with the exception
                               of Seligman Cash Management
                               Fund, Inc. He is also a Trustee
                               Emeritus of Colby College. He
                               was formerly Director, Invest-
                               ment Research at Neuberger &
                               Berman from May 1993 to Septem-
                               ber 1996 and a Member of the
                               Management Committee of Seligman
                               Henderson Co.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 16, 2000
   --------------   ------------ -------------------------------------   --------------

James N. Whitson     2002      Retired Executive Vice President     819 Common
  1993 to Date                 and Chief Operating Officer of         Shares
      (65)                     Sammons Enterprises, Inc., Dal-
                               las, TX. Mr. Whitson is a Direc-
                               tor or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Consul-
                               tant to and Director of Sammons
                               Enterprises, Inc.; and a Direc-
                               tor of C-SPAN and CommScope,
                               Inc.



 Brian T. Zino*      2001      Director and President, J. & W.     1,692 Common
  1993 to Date                 Seligman & Co. Incorporated, New       Shares
      (47)                     York, NY. Mr. Zino is President
                               of each of the Seligman Group of
                               investment companies,+ with the
                               exception of Seligman Quality
                               Municipal Fund, Inc. and the
                               Corporation. He is also a Direc-
                               tor or Trustee of each of the
                               Seligman Group of investment
                               companies; Chairman of Seligman
                               Data Corp.; and a Director of
                               Seligman Advisors, Inc., and Se-
                               ligman Services, Inc. He is also
                               a Member of the Board of Gover-
                               nors of the Investment Company
                               Institute and a Director of ICI
                               Mutual Insurance Company.

*A Director who is or would be an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk(*).

+The Seligman Group of investment companies consists of the Corporation, Selig-man Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jer-sey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc. Seligman Pennsylvania Municipal Fund Series, Selig-man Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Conti-nental Corporation.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At March 16, 2000, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corpora-tion's Common Shares.

  As of January 1, 1999, Mr. Schmaltz bought 1,000 Class B common shares of the Manager from the Manager, each at a price of $307.53 per share.

  The Board of Directors met seven times during 1999. The standing committees of the Board include the Board Operations Committee, Audit Committee and Di-rector Nominating Committee. These Committees are comprised solely of Direc-tors who are not "interested persons" of the Corporation as that term is de-fined in the 1940 Act. The duties of these Committees are described below.

  Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times in 1999. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

  Audit Committee. This Committee recommends the independent public accoun-tants for selection as auditors by the Board and stockholder approval annual-ly. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal con-trols, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least an-nually. It is directly available to the auditors and officers of the Corpora-tion for consultation on audit, accounting and related financial matters. The Committee met twice in 1999. Members of this Committee are Messrs. Whitson (Chairman), Galvin, McPherson and Merow and Ms. Michel.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met once in 1999. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and
Dr. Ilchman.

  Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which he or she serves.

Executive Officers of the Corporation

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                               Position with Corporation and
        Name         Age                Principal Occupation During Past Five Years
--------------------------------------------------------------------------------------------------
 Thomas G. Moles      58 President and Portfolio Manager of the Corporation since January 1990.
                         Mr. Moles is a Managing Director of the Manager. He is President and
                         Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Vice
                         President and Portfolio Manager of four of the open-end investment compa-
                         nies in the Seligman Group. He is also a Director of Seligman Advisors,
                         Inc. and Seligman Services, Inc.
 Eileen A. Comerford  42 Vice President and Assistant Portfolio Manager of the Corporation since
                         January 1990. Ms. Comerford is a Vice President, Investment Officer of
                         the Manager. She is also Vice President and Assistant Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Assistant Portfolio Manager
                         of four of the open-end investment companies in the Seligman Group.
 Audrey G. Kuchtyak   40 Vice President of the Corporation since November 1990. Ms. Kuchtyak is a
                         Vice President, Investment Officer of the Manager. She is also Vice Pres-
                         ident of Seligman Quality Municipal Fund, Inc.
 Lawrence P. Vogel    43 Vice President of the Corporation since January 1992. Mr. Vogel is Senior
                         Vice President, Finance of the Manager. He is Vice President of the other investment companies in the Seligman Group. He is also Senior Vice Presi-
                         dent, Finance of Seligman Advisors, Inc. and Seligman Data Corp.; Vice
                         President and Treasurer of Seligman International, Inc.; Vice President
                         of Seligman Services, Inc., He formerly served as Treasurer of Seligman
                         Henderson Co.

                                             Position with Corporation and
      Name      Age                   Principal Occupation During Past Five Years
--------------------------------------------------------------------------------------------------
 Frank J. Nasta  35 Secretary of the Corporation since March 1994. Mr. Nasta is General Counsel,
                    Senior Vice President, Law and Regulation and Corporate Secretary of the Man-
                    ager. He is Secretary of the other investment companies in the Seligman Group.
                    He is also Corporate Secretary of Seligman Advisors, Inc., Seligman Services,
                    Inc., Seligman International Inc., and Seligman Data Corp. He formerly served as Corporate Secretary of Seligman Henderson Co.
 Thomas G. Rose  42 Treasurer of the Corporation since November 1992. Mr. Rose is Treasurer of the other investment companies in the Seligman Group. He is also Treasurer of Se-
                    ligman Data Corp.

  All officers are elected annually by the Board and serve until their succes-sors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

  Directors of the Corporation who are not employees of the Manager or its af-filiates each receive from the Corporation retainer fees of $2,450 per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings, which is shared by the Corpora-tion and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 1999 were as follows:

 Number of Directors                                             Aggregate Direct
      in Group       Capacity in which Remuneration was Received   Remuneration
---------------------------------------------------------------------------------
          9              Directors and Members of Committees          $24,790

  Directors attendance, retainer and/or committee fees paid to each Director during 1999 were as follows:

                       Aggregate        Pension or Retirement      Total Compensation
                      Compensation       Benefits Accrued as      From Corporation and
Name                From Corporation Part of Corporation Expenses    Fund Complex*
------------------  ---------------- ---------------------------- --------------------
John R. Galvin          $ 2,810                  -0-                    $82,000
Alice S. Ilchman          2,770                  -0-                     80,000
Frank A. McPherson        2,770                  -0-                     78,000
John E. Merow             2,810+                 -0-                     80,000
Betsy S. Michel           2,810                  -0-                     82,000
James C. Pitney           2,620+                 -0-                     74,000
James Q. Riordan          2,770                  -0-                     80,000
Robert L. Shafer          2,770                  -0-                     80,000
James N. Whitson          2,660+                 -0-                     80,000
                        -------
                        $24,790
                        =======

------------
 *There are 20 other investment companies in the Seligman Group.
 + Mr. Merow, who had deferred receiving his fees from the Corporation from 1991 up to 1997, has a balance as of December 31, 1999 of $27,920 in his deferred plan, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1990 up to 1993, has a balance of $8,774 in his deferred plan, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation. From 1993 through December 31, 1999, Mr. Whitson has deferred $29,261, including earnings.

  No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

  The affirmative vote of a plurality of the votes cast at the meeting is re-quired to approve the election of each of the proposed Directors.

  Your  Board of  Directors Unanimously Recommends  that the  Stockholders
   Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

  In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corpo-ration for 2000, subject to ratification or rejection by Stockholders.

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2000. The firm of Deloitte & Touche LLP has extensive experience in investment company account-ing and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement and respond to questions.

  The affirmative vote of a majority of the votes cast at the Meeting is re-quired to ratify the selection of auditors.

                Your Board of Directors Unanimously Recommends
            Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                    C. Other Matters; Stockholder Proposals

  The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discre-tionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 10, 2000. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 21, 2000.

  Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2001, must be received by the Corporation no later than December 22, 2000. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no ear-lier than February 16, 2001 and no later than March 19, 2001 to be eligible for presentation at the May 2001 Annual Meeting.

                                  D. Expenses

  The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manag-er, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 445 Park Av-enue, New York, NY 10022 to assist in soliciting for a fee of $2,000, plus ex-penses.

                                       By order of the Board of Directors,

                                                /s/ Frank J. Nasta

                                                  Secretary

                                 ------------

  It is important that Proxies be returned promptly. All Stockholders, includ-ing those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope which re-quires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

Seligman Select Municipal Fund, Inc.
            Managed by
            [GRAPHIC]
      J. & W. Seligman & Co.
           incorporated
 investment managers and advisors
         established 1864
  100 Park Avenue, New York, NY 10017



                                  SELIGMAN
                                   SELECT
                                  MUNICIPAL
                                  FUND, INC.

                          Notice of Annual Meeting
                               of Stockholders
                                     and
                               Proxy Statement



 Time: May 18, 20009:00 A.M.

 Place: Ritz-Carlton Huntington Hotel1401 South Oak Knoll Avenue Pasadena,
        California 91106

 Please date, fill in and
 sign the enclosed form of
 Proxy and mail it in the
 enclosed return envelope
 which requires no postage if
 mailed in the United States.

         [GRAPHIC]

PROXY
C O M M O N

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 18, 2000 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:
1.  ELECTION OF DIRECTORS
    NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan, and Robert L. Shafer    FOR ALL M  WITHHOLD ALL M
    To withhold authority to vote for individual nominee(s), write name(s) below

    -------------------------------------------
2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.                   FOR M     AGAINST M      ABSTAIN M



                                                                                          DATED ______________________, 2000


                                                                                          __________________________________
                                                                                          Signature

                                                                                          __________________________________
                                                                                          Signature (if jointly held)

                                                                                          Please sign exactly as your name(s)
                                                                                          appear(s) on this proxy. Only one
                                                                                          signature is required in case of a joint
                                                                                          account. When signing in a representative
                                                                                          capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                             Mark each vote with an X in the box.

                                      PROXY

P R E F E R R E D

S E R I E S

A

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 18, 2000 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:
1.   ELECTION OF DIRECTORS
     NOMINEES: John R. Galvin, William C. Morris, James Q. Rioran, and Robert L.Shafer   FOR ALL M   WITHHOLD ALL M
     To withhold authority to vote for individual nominee(s), write name(s) below

    ----------------------------------------------------------------
2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

                                                                                        FOR M      AGAINST M      ABSTAIN M


                                                                                       DATED ________________________, 2000


                                                                                       ____________________________________
                                                                                       Signature

                                                                                       ____________________________________
                                                                                       Signature (if jointly held)

                                                                                       Please sign exactly as your name(s) appear(s)
                                                                                       on this proxy. Only one signature is
                                                                                       required in case of a joint account. When
                                                                                       signing in a representative capacity, please
                                                                                       give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.Mark each vote with an X in the box.

                                      PROXY

P R E F E R R E D

S E R I E S

B

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 18, 2000 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:
1.   ELECTION OF DIRECTORS
     NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan, and Robert L. Shafer   FOR ALL M   WITHHOLD ALL M
     To withhold authority to vote for individual nominee(s), write name(s) below

    ----------------------------------------------------------------
2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

                                                                                        FOR M      AGAINST M      ABSTAIN M


                                                                                       DATED ________________________, 2000


                                                                                       ____________________________________
                                                                                       Signature

                                                                                       ____________________________________
                                                                                       Signature (if jointly held)

                                                                                       Please sign exactly as your name(s) appear(s)
                                                                                       on this proxy. Only one signature is
                                                                                       required in case of a joint account. When
                                                                                       signing in a representative capacity, please
                                                                                       give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.